UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

FANSTEEL INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8676	36-1058780

(State or Other Jurisdiction of Incorporation)	(Cission File Number)	(I.R.S. Employer Identification No.)

1746 Commerce Road Creston, Iowa 50801
(Address of Principal Executive Offices, including Zip Code)

(641) 782-8521
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On November 13, 2009, the Board of Directors amended Article V, Section 1 of the Company's Amended and Restated By-laws to provide that shares of capital stock of the Company will no longer be required to be represented by share certificates.  From and after the effectiveness of such amendment, transfers of shares of the common stock of the Company will be recorded by means of book entry.  The effective date of this amendment is November 16, 2009.  A marked copy of the By-laws, reflecting such amendment, is attached as Exhibit 99.1.

On November 16, 2009 the Company filed an amendment to its Amended and Restated Articles of Incorporation with the Delaware Secretary of State, in the form attached as Exhibit A to its Information Statement dated October 26, 2009.  Pursuant to this amendment, the Company implemented the Reverse Split effective as of 12:00 a.m. on November 16, 2009.

ITEM 8.01.  OTHER EVENTS.

As previously reported on the Current Report on Form 8-K dated September 8, 2009 and filed with the Securities and Exchange Commission ("SEC") on September 8, 2009, on August 23, 2009 the Board of Directors approved a plan (the "Transaction") to deregister our common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, and therefore suspend its obligations to file periodic and current reports with the SEC.

Following the filing of the amendment to the Company's Amended and Restated Articles of Incorporation with the Delaware Secretary of State as referenced above, and also on November 16, 2009, the Company filed a Certification and Notice of Termination of Registration on Form 15 with the SEC in order to deregister its Common Stock under the Exchange Act and suspend its obligation to file periodic and current reports under the Exchange Act.

The Company anticipates that before the end of November 2009 it will distribute to its Stockholders of Record on the effective date a Letter of Transmittal substantially in the form that was attached as Exhibit B to the Information Statement dated October 26, 2009.  Stockholders must complete and provide the information requested by the Letter of Transmittal, sign it, and return it to the Registrar and Exchange Agent along with their stock certificate(s) in order to receive payment for fractional shares as referenced in the Letter of Transmittal.

For a more detailed discussion of the Transaction, please see the definitive Information Statement dated October 26, 2009 including all annexes and exhibits thereto, which is expressly incorporated by reference herein in its entirety.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Marked copy of the Company's Amended and Restated By-laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Fansteel Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fansteel Inc.

	By:	/s/ Curtis J. Zamec, II
November 16, 2009		Curtis J. Zamec, II President and Chief Executive Officer

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